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                                                                    Exhibit 99.1





                                                                December 2, 2004



Board of Directors
Anchor Glass Container Corporation
4343 Anchor Plaza Parkway
Tampa, FL 33634

                                        Re:  Resignation

Dear Sirs:

        Effective today, December 2, 2004, I hereby resign as a director of the Board of Directors of Anchor Glass Container Corporation and all my positions on committees thereof. I am resigning for personal reasons and not because of any disagreements with Anchor's operations, policies or practices.

                                                      Sincerely,


                                                      /s/ Joel A. Asen
                                                      -----------------
                                                      Joel A. Asen